                                                                   EXHIBIT 10.41

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

     This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") dated as of December 20, 1999, is by and between UTILX CORPORATION, a Delaware corporation ("BORROWER"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

                                    RECITALS

     WHEREAS, FINOVA and Borrower are parties to that certain Loan and Security Agreement, dated as of April 20, 1999 (the "EXISTING LOAN AGREEMENT" and supplemented, restated or otherwise modified from time to time, the "LOAN AGREEMENT");

     WHEREAS, Borrower and FINOVA desire to amend the Loan Agreement to INTER
ALIA: amend certain provisions of the Schedule to the Loan Agreement.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO THE LOAN AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the parties hereto hereby agree to amend the Loan Agreement as follows:

                  (a) The subparagraph (a) at the beginning of page 2 of the
                  Schedule is amended and restated in its entirety to read as follows:

                  "(a) Twelve Million Dollars ($12,000,000) (the "REVOLVING CREDIT LIMIT"), LESS any Loan Reserves, or"

                  (b) The paragraph entitled "Compensation" in Section 6.2 of the Schedule continuing from the last line of page 7 is to include the following: "Also, the Borrower may pay incremental bonuses in the aggregate amount listed below contingent on Borrower having Minimum Excess Availability of at least $1,000,000 after giving effect to such incremental bonuses and complying with all Financial Covenants required of
                           Borrower:

                                                                    Incremental
                                                                      Bonus/
           Pre Bonus                        Net       Bonus/Net     Incremental
            Profit           Bonus         Income       Income      Net Income
------------------------------------------------------------------------------------
          $1,933,333        $333,333     $1,600,000      21%            33%
          $2,066,667        $366,667     $1,700,000      22%            33%
          $2,200,000        $400,000     $1,800,000      22%            33%
          $2,333,333        $433,333     $1,900,000      23%            33%
          $2,466,667        $466,667     $2,000,000      23%            33%
          $2,600,000        $500,000     $2,100,000      24%            33%
          $2,733,333        $533,333     $2,200,000      24%            33%
          $2,866,667        $566,667     $2,300,000      25%            33%
          $3,000,000        $600,000     $2,400,000      25%            33%
          $3,133,333        $633,333     $2,500,000      25%            33%

                  SECTION 2. REPRESENTATIONS AND WARRANTIES OF BORROWER.

Borrower represents and warrants that:

                  (a) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

                  (b) Each of the representations and warranties contained in the Loan Agreement is true and correct in all respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

                  (c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of organization or by-laws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to FINOVA on or before the date hereof.

                  SECTION 3. ACKNOWLEDGMENTS REGARDING LOAN AGREEMENT.

                  (a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of FINOVA under the Loan Agreement or any Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (c) Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due and hereby releases FINOVA and its directors, officers, employees, agents, attorneys and other persons affiliated with FINOVA from any claims, causes of action, or damages arising from or relating to any breach of contract, tort or other wrong relating to this Amendment, the Loan Agreement or the Obligations or the establishment, administration, or collection thereof.

                  SECTION 4. COST AND EXPENSES. As provided in SECTION 8.1 of the Loan Agreement, Borrower agrees to pay FINOVA a $15,000 fee for this Amendment and to reimburse FINOVA for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment (and any other documents to be delivered in connection herewith).

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ARIZONA.

                  SECTION 6. HEADING. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterpart, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  SECTION 8. EFFECTIVENESS. This Amendment shall become effective as of the date first written above when each of the following conditions precedent have been met to the satisfaction of FINOVA.

                  (a) AMENDMENT. Executed signature pages for this Amendment signed by FINOVA and Borrower shall have been delivered to FINOVA; and

                  (b) REPRESENTATIONS. The representations and warranties contained herein shall be true and in all respects.

                  IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

                                            UTILX CORPORATION
                                            a Delaware corporation


                                            By: /s/ WILLIAM M. WEISFIELD
                                               ---------------------------------
                                                William M. Weisfield, President



                                            FINOVA CAPITAL CORPORATION


                                            By: /s/ Peter Martinez
                                               ---------------------------------
                                            Its: VICE PRESIDENT